SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 19, 2007


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                           PARAGON TECHNOLOGIES, INC.
                 (Exact Name of Issuer as Specified in Charter)

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           DELAWARE                     1-15729                 22-1643428
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                            Identification Number)


                  600 KUEBLER ROAD, EASTON, PENNSYLVANIA 18040
                    (Address of Principal Executive Offices)


                                 (610) 252-3205
              (Registrant's Telephone Number, Including Area Code)


          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act


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This Current Report on Form 8-K is filed by Paragon  Technologies,  Inc., a
Delaware corporation ("Paragon" or the "Company"), in connection with the matters described herein.

Item 1.01     Entry into a Material Definitive Agreement

As disclosed below in Item 5.02 of this Current Report on Form 8-K, on February 20, 2007, Paragon announced that Joel L. Hoffner, a member of Paragon's board of directors, and its President and Chief Executive Officer, has indicated his intention to retire, effective March 1, 2007. As part of Mr. Hoffner's retirement, Paragon and Mr. Hoffner entered into that certain Separation and Mutual Release Agreement (the "Separation Agreement"). The full text of the Separation Agreement is filed as Exhibit 10.39 to this Current Report on Form 8-K and is incorporated herein by reference. The following discussion provides a summary of the material terms of the Separation Agreement, which discussion is qualified in its entirety by reference to the entire text of the Separation Agreement.

Under the terms of the Separation Agreement, provided that Mr. Hoffner does not fail to comply with the terms of the Separation Agreement, Mr. Hoffner shall continue to receive his regular salary and all employee benefits, including a monthly auto allowance and compensation for accrued unused vacation, until March 31, 2007. In consideration of the foregoing, Mr. Hoffner releases Paragon from all claims with respect to matters arising out of his employment with Paragon, or the termination thereof, except for claims for indemnification under Paragon's Bylaws, if applicable.

In addition, Paragon and Mr. Hoffner have entered into a Consulting Agreement (the "Consulting Agreement"), pursuant to which Mr. Hoffner will be engaged in providing certain consulting services to Paragon when requested by Paragon's board of directors or its Chief Executive Officer from time to time. The full text of the Consulting Agreement is filed as Exhibit 10.40 to this Current Report on Form 8-K and is incorporated herein by reference. The following discussion provides a summary of the material terms of the Consulting Agreement, which discussion is qualified in its entirety by reference to the entire text of the Consulting Agreement.

Under the terms of the Consulting Agreement, Paragon will pay Mr. Hoffner (i) $5,000 per month and (ii) $800 per day for each day Mr. Hoffner provides consulting services to Paragon for the period commencing on April 1, 2007 and ending December 31, 2007 (the "Term"). In addition, Paragon will reimburse Mr. Hoffner for all normal and reasonable expenses incurred by him on behalf of Paragon, provided that such expenses are documented and submitted to Paragon in accordance with Paragon's reimbursement policies as in effect from time to time. In consideration of the foregoing, during the Term and for a period of one year thereafter Mr. Hoffner agrees not to solicit or recruit any employees, customers or third-parties with whom Paragon does business.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On February 20, 2007, Paragon announced that Joel L. Hoffner, a member of Paragon's board of directors, and its President and Chief Executive Officer, has indicated his intention to retire, effective March 1, 2007. Paragon entered into a Separation Agreement with Mr. Hoffner. Mr. Hoffner's retirement is not as a result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

(c) On February 20, 2007, Paragon announced the appointment of Leonard S. Yurkovic as the acting Chief Executive Officer of Paragon and William J. Casey as the President and Chief Operating Officer of SI Systems, Paragon's materials handling business, effective March 1, 2007.

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Mr. Yurkovic, age 69, joined Paragon as Vice President of Finance in 1979.
Throughout the 1980s, Mr. Yurkovic was appointed to several executive-level positions at Paragon, including Chief Operating Officer in 1985, Managing Director of European Operations in 1987 and then President and Chief Executive Officer in 1988. Mr. Yurkovic retired as Paragon's Chief Operating Officer and a member of Paragon's board of directors in 1999. However, Mr. Yurkovic re-joined Paragon in 2003 and served as its President and Chief Executive Officer until December 31, 2005. Mr. Yurkovic currently serves as a member of Paragon's board of directors.

Mr. Casey, age 63, whose career with the Company spans 39 years, rejoined the Company on December 29, 2003 as Vice President of SI Systems Production & Assembly. Mr. Casey was appointed Executive Vice President of the Company and President of SI Systems Production & Assembly on October 14, 2005. From July 2001 to December 2003 Mr. Casey held an executive position with The Casey Group, an information technology firm specializing in providing Enterprise Services in IT management, integration, and outsourcing. Previously (1965-2001), Mr. Casey held a variety of senior management positions at Paragon Technologies including Executive Vice President, Vice President Sales and Marketing, and Director of Sales. A member of the Conveyor Equipment Manufacturers Association (CEMA) for over 25 years, acting as Board President in 2002-2003, Mr. Casey has served on its Board of Directors since 1997 and chaired numerous committees.

A copy of the press release announcing the retirement of Mr. Hoffner and the appointment of Messrs. Yurkovic and Casey is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

The following exhibits are filed with this Form 8-K:

  (c)  Exhibit No.     Description
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        10.39          Separation  and Mutual  Release  Agreement  dated
                       February 20, 2007,  by and between  Paragon
                       Technologies, Inc. and Joel  Hoffner.
        10.40          Consulting  Agreement dated February 20, 2007, by and
                       between Paragon  Technologies, Inc. and Joel Hoffner.
        99.1           Press Release of Paragon Technologies, Inc. dated
                       February 20, 2007.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PARAGON TECHNOLOGIES, INC.



Date:  February 20, 2007                       By:   /s/  Joel L. Hoffner
                                                   ----------------------
                                                         Joel L. Hoffner
                                                         President and CEO





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                                Index of Exhibits
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(c)  Exhibit No.       Description

      10.39* Separation and Mutual Release Agreement dated February 20, 2007, by and between Paragon Technologies, Inc. and Joel Hoffner.
      10.40* Consulting Agreement dated February 20, 2007, by and between Paragon Technologies, Inc. and Joel Hoffner.
      99.1*            Press Release of Paragon Technologies, Inc. dated
                       February 20, 2007.

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* Filed herewith